SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):  January 14, 1998


                    OMEGA ORTHODONTICS, INC.
       (Exact Name of Registrant as Specified in Charter)


Delaware              0-23055               95-4596853
(State or Other       (Commission File      (IRS Employer
Jurisdiction          Number)               Identification No.)
of Incorporation)



          3621 Silver Spur Lane, Acton, CA      93510
          (Address of Principal Executive     (Zip Code)
          Offices)


 Registrant's telephone number, including area code: (805) 269- 2841


Item 4.   Changes in Registrant's Certifying Accountant

     Effective January 14, 1998, the Board of Directors of the Company approved the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent auditors for the fiscal year ending December 31, 1997 to replace the firm of Ernst & Young LLP ("E&Y"), which firm was dismissed as auditors of the Company as of such date.

     The report of E&Y on the Company's financial statements for the fiscal year ended December 31, 1996 (the year in which the Company was formed and began operations) did not contain an adverse opinion or a disclaimer of opinion and was not modified as to audit scope or accounting principles, but was modified as to uncertainty to operate as a going concern.

     In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1996 and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

     E&Y has not advised the Company during the year ended December 31, 1996 and in the subsequent interim period that: (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information has come to their attention which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; (iii) the scope of the audit should be expanded significantly, or (iv) information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to their satisfaction prior to their dismissal.

     No consultations occurred between the Company and Andersen during the year ended December 31, 1996, or any interim period preceding the appointment of Andersen, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue

     The Company has provided E&Y with a copy of the disclosures made herein prior to the date hereof and has requested E&Y to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether E&Y agrees with the disclosures made herein and, if not, stating the respects in which it does not agree. A copy of that letter, dated January 15, 1998, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

          NONE

     (b)  Pro Forma Financial Information

          NONE

     (c)  Exhibits

     A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              OMEGA ORTHODONTICS, INC.


Date: January 14, 1998                  By:  /s/ Robert J.Schulhof
                                        Robert J. Schulhof
                                        President and Chief Executive Officer

            OMEGA ORTHODONTICS, INC. AND SUBSIDIARIES
                          EXHIBIT INDEX


Exhibit      Description                            Page Number
Number

16.1         Letter addressed to the Securities
             and Exchange Commission dated January
             15, 1998, from the Company's former
             auditors, Ernst & Young LLP, relative
             to their agreement with the
             statements made in Item 4 of this
             Current Report on Form 8-K.